Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports All-Time Record Quarterly Profits

Revenues Increase 29 Percent

HOUSTON, July 26, 2012 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, today reported record 2012 second-quarter adjusted net income of $29.7 million, a 20.1 percent increase from the prior-year period, and record adjusted diluted earnings per common share of $1.25 for the period ended June 30, 2012. As shown in the attached reconciliation table, the company recognized a $1.1 million net after-tax adjustment for insurance deductibles associated with property damage from a major hailstorm, and a non-cash asset impairment charge, partially offset by a net gain on real estate transactions in the quarter ended June 30, 2012. Before adjusting for these items, reported net income was $28.6 million and diluted earnings per common share were $1.20.

Year-to-date 2012 adjusted net income increased 31.3 percent, to a record $52.9 million. Adjusted diluted earnings per common share were $2.23, making this the best first six-month results in the company’s history.

“Group 1’s record-setting second-quarter performance was driven by strong same-store revenue growth in our new and used retail segments and another record-setting quarter in finance and insurance,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “Even with the impact of a major hailstorm that severely damaged about 2,200 units at seven of Group 1’s Oklahoma dealerships during the quarter, we outpaced the industry unit sales rate and further improved our expense leverage.”

Record-Setting Second-Quarter 2012 Highlights

•	Total revenues of $1.9 billion were a new any-quarter record high for the company –up 28.6 percent over prior year.

•	Total gross margin was 15.1 percent, as gross profit grew 16.8 percent from the prior year to an all-time record of $285.3 million.

•

New vehicle gross profit increased 17.7 percent on 33.4 percent higher revenues, as the company retailed 36.6 percent more units than in the prior-year period. Average vehicle selling price declined 2.3 percent, to $32,824.

•

Retail used vehicle unit sales surged 27.9 percent over the prior year, with the average selling price increasing 1.0 percent, to $20,734. Gross profit grew 12.4 percent on 29.2 percent higher revenues.

•	Parts and service revenues increased 7.9 percent from the prior year, reflecting continued growth in customer-pay, wholesale parts and collision sales.

•	Finance and insurance gross profit per retail unit increased $65 from the prior year, to a record $1,191.

•	Adjusted selling, general and administrative expenses as a percent of gross profit improved to 74.6 percent, compared with the prior-year period, and improved 190 basis points from the first quarter.

•	Adjusted operating margin was 3.4 percent, a 20 basis-point improvement from the first-quarter period.

Share Repurchases

As announced on July 11, Group 1 repurchased 241,991 shares of its common stock at an average price of $46.75 during the second quarter. Additionally, it was announced that the board authorized a new $50 million common share repurchase program that replaced the $5.4 million remaining at June 30 under the prior authorization.

Corporate Development Recap

During the second quarter, Group 1 acquired six Audi franchises in the United Kingdom and two Volkswagen and one Honda franchise in Florida. In total, these nine franchises are estimated to generate $361.0 million in annual revenues.

Year to date, Group 1 has acquired 12 franchises that are expected to generate $504.5 million in annual revenues.

Group 1 Automotive, Inc.

Second-Quarter Earnings Conference Call

Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the second-quarter financial results and the company’s outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/news/events.aspx. A replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.317.6789

International: 1.412.317.6789

Conference ID: 10015858

A telephonic replay will be available following the call through Aug. 2 at 9 a.m. ET by dialing:

Domestic: 1.877.344.7529

International: 1.412.317.0088

Conference ID: 10015858

About Group 1 Automotive, Inc.

Group 1 owns and operates 122 automotive dealerships, 159 franchises, and 28 collision centers in the United States and the United Kingdom that offer 32 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related vehicle financing, service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Group 1 Automotive, Inc.

Investor Contacts:

Kim Paper Canning

Manager, Investor Relations

Group 1 Automotive, Inc.

713-647-5741 | kpaper@group1auto.com

Media Contacts:

Pete DeLongchamps

V.P. Financial Services and Manufacturer Relations

Group 1 Automotive, Inc.

713-647-5770 | pdelongchamps@group1auto.com

or

Clint Woods

Pierpont Communications, Inc.

713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.

Consolidated Statements of Operations

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2012	2011	% Change	2012	2011	% Change
REVENUES:
New vehicle retail sales	$1,080,710	$809,881	33.4	$1,993,305	$1,594,595	25.0
Used vehicle retail sales	456,234	353,047	29.2	871,208	676,494	28.8
Used vehicle wholesale sales	73,134	60,607	20.7	139,991	122,558	14.2
Parts and service	220,313	204,091	7.9	433,414	399,041	8.6
Finance and insurance	65,435	46,519	40.7	122,653	90,759	35.1

Total revenues	1,895,826	1,474,145	28.6	3,560,571	2,883,447	23.5

COST OF SALES:
New vehicle retail sales	1,016,868	755,617	34.6	1,876,643	1,497,559	25.3
Used vehicle retail sales	417,388	318,499	31.0	795,965	613,046	29.8
Used vehicle wholesale sales	72,811	58,940	23.5	136,964	118,397	15.7
Parts and service	103,415	96,878	6.7	205,231	188,459	8.9

Total cost of sales	1,610,482	1,229,934	30.9	3,014,803	2,417,461	24.7

GROSS PROFIT	285,344	244,211	16.8	545,768	465,986	17.1

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	214,327	183,051	17.1	413,439	358,935	15.2
DEPRECIATION AND AMORTIZATION EXPENSE	7,742	6,581	17.6	14,978	13,036	14.9
ASSET IMPAIRMENTS	187	142	31.7	288	364	(20.9)

OPERATING INCOME	63,088	54,437	15.9	117,063	93,651	25.0

OTHER EXPENSE:
Floorplan interest expense	(7,863)	(6,521)	20.6	(15,482)	(13,281)	16.6
Other interest expense, net	(9,190)	(8,225)	11.7	(18,230)	(16,167)	12.8

INCOME BEFORE INCOME TAXES	46,035	39,691	16.0	83,351	64,203	29.8

PROVISION FOR INCOME TAXES	(17,410)	(15,008)	16.0	(31,609)	(24,158)	30.8

NET INCOME	$28,625	$24,683	16.0	$51,742	$40,045	29.2

DILUTED INCOME PER SHARE	$1.20	$1.03	16.5	$2.18	$1.66	31.3

Weighted average dilutive common shares outstanding	22,513	22,651	(0.6)	22,522	22,693	(0.8)
Weighted average participating securities	1,317	1,393	(5.5)	1,263	1,393	(9.3)

Total weighted average shares outstanding	23,830	24,044	(0.9)	23,785	24,086	(1.2)

Group 1 Automotive, Inc.

Consolidated Balance Sheets

(Dollars in thousands)

	June 30, 2012	December 31, 2011	% Change
	(Unaudited)
ASSETS:

CURRENT ASSETS:
Cash and cash equivalents	$9,544	$14,895	(35.9)
Contracts in transit and vehicle receivables, net	150,978	167,507	(9.9)
Accounts and notes receivable, net	114,361	92,775	23.3
Inventories, net	1,071,927	867,470	23.6
Deferred income taxes	18,147	16,012	13.3
Prepaid expenses and other current assets	20,154	16,925	19.1

Total current assets	1,385,111	1,175,584	17.8
PROPERTY AND EQUIPMENT, net	638,971	585,633	9.1
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	758,716	702,145	8.1
OTHER ASSETS	12,459	12,981	(4.0)

Total assets	$2,795,257	$2,476,343	12.9

LIABILITIES AND STOCKHOLDERS’ EQUITY:

CURRENT LIABILITIES:
Floorplan notes payable - credit facility	$886,237	$718,945	23.3
Offset account related to floorplan notes payable - credit facility	(101,760)	(109,207)	(6.8)
Floorplan notes payable - manufacturer affiliates	174,783	155,980	12.1
Current maturities of long-term debt and short-term financing	25,184	14,663	71.8
Current liabilities from interest rate risk management activities	2,119	7,273	(70.9)
Accounts payable	166,127	148,048	12.2
Accrued expenses	117,625	109,245	7.7

Total current liabilities	1,270,315	1,044,947	21.6
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $182,753 at June 30, 2012 and December 31, 2011)	148,603	144,985	2.5
3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $115,000 at June 30, 2012 and December 31, 2011)	79,018	77,401	2.1
MORTGAGE FACILITY, net of current maturities	54,984	38,873	41.4
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	199,387	184,237	8.2
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	34,978	37,105	(5.7)
DEFERRED INCOME TAXES	83,295	78,459	6.2
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	38,201	26,766	42.7
OTHER LIABILITIES	40,702	36,470	11.6
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
Common stock	261	260	0.4
Additional paid-in capital	368,069	363,375	1.3
Retained earnings	636,182	591,037	7.6
Accumulated other comprehensive loss	(33,160)	(29,236)	13.4
Treasury stock	(125,578)	(118,336)	6.1

Total stockholders’ equity	845,774	807,100	4.8

Total liabilities and stockholders’ equity	$2,795,257	$2,476,343	12.9

KEY DEBT COVENANT METRICS:

Senior secured adjusted ratio (must be less than 3.75)	2.36	2.46
Total leverage ratio (must be less than 5.50)	3.44	3.65
Fixed charge coverage ratio (must be greater than 1.35)	1.97	1.94

Group 1 Automotive, Inc.

Consolidated Statements of Adjusted Cash Flows from Operating Activities

(Unaudited)

(In thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2012	2011	% Change	2012	2011	% Change
Net income	$28,625	$24,683	16.0	$51,742	$40,045	29.2
Adjustments to reconcile net income to net cash provided by operating activities:
Asset impairments	187	142	31.7	288	364	(20.9)
Depreciation and amortization	7,742	6,581	17.6	14,978	13,036	14.9
Deferred income taxes	3,012	7,062	(57.3)	6,075	14,110	(56.9)
Gain on disposition of assets and franchise	(1,580)	(786)	101.0	(1,588)	(786)	102.0
Stock-based compensation	3,021	2,814	7.4	5,915	5,558	6.4
Amortization of debt discount and issue costs	3,218	2,970	8.4	6,388	5,848	9.2
Other	128	71	80.3	57	(102)	155.9
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Accounts payable and accrued expenses	9,785	14,453	(32.3)	17,623	24,890	(29.2)
Accounts and notes receivable	(21,859)	(3,315)	559.4	(14,720)	3,963	(471.4)
Inventories	(75,482)	47,067	(260.4)	(160,082)	52,803	(403.2)
Contracts-in-transit and vehicle receivables	5,825	11,750	(50.4)	23,871	8,127	193.7
Prepaid expenses and other assets	1,763	(374)	571.4	6,215	1,022	508.1
Floorplan notes payable - credit facility (1)	79,218	(69,722)	213.6	151,581	(73,286)	306.8
Floorplan notes payable - manufacturer affiliates (2)	(1,423)	10,829	(113.1)	(3,077)	5,866	(152.5)
Deferred revenues	767	(447)	271.6	594	(948)	162.7

Adjusted net cash provided by operating activities	$42,947	$53,778	(20.1)	$105,860	$100,510	5.3

(1)

Excludes net acquisition/(disposition) related activity of $6,043 and $17,926 for the three months ended June 30, 2012 and 2011, respectively. Excludes net acquisition/(disposition) related activity of $15,712 and $20,476 for the six months ended June 30, 2012, and 2011, respectively.

(2)	Excludes net acquisition/(disposition) related activity of $22,419 for the three months ended June 31, 2011 and $26,578 for the six months ended June 30, 2011.

Group 1 Automotive, Inc.

Additional Information—Consolidated

(Unaudited)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2012 (%)	2011 (%)	2012 (%)	2011 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
	Massachusetts	9.7	11.2	10.2	12.0
East	New Jersey	5.1	5.9	5.1	5.9
	Georgia	3.4	3.2	3.4	3.6
	New York	3.2	4.3	3.3	3.8
	New Hampshire	3.0	3.0	2.9	3.2
	Louisiana	2.5	3.0	2.6	3.1
	Mississippi	2.1	1.9	2.1	2.0
	South Carolina	1.9	1.2	1.8	1.4
	Florida	1.2	0.8	1.0	0.7
	Alabama	1.0	1.1	1.0	1.2
	Maryland	0.6	1.0	0.7	0.8

		33.7	36.6	34.1	37.7

West	Texas	36.0	34.6	36.8	33.3
	California	14.4	13.9	14.5	14.6
	Oklahoma	7.8	8.2	7.8	8.1
	Kansas	1.6	1.1	1.4	1.0

		59.8	57.8	60.5	57.0

International	United Kingdom	6.5	5.6	5.4	5.3

		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		31.2	28.5	30.9	31.5
Honda/Acura		11.4	11.3	11.2	12.1
BMW/MINI		11.3	14.9	11.0	13.3
Nissan/Infiniti		10.8	12.7	11.8	13.4
Ford		8.8	8.3	9.5	7.7
Volkswagen/Audi/Porsche		6.6	3.1	5.4	2.4
GM		5.8	5.0	6.0	4.8
Daimler		4.8	6.4	4.7	5.8
Chrysler		4.4	4.7	4.4	4.1
Other		4.9	5.1	5.1	4.9

		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES OTHER MIX:
Import		54.7	52.2	55.2	55.5
Luxury		27.1	30.0	25.7	28.0
Domestic		18.2	17.8	19.1	16.5

		100.0	100.0	100.0	100.0

Car		57.4	55.9	56.7	56.0
Truck		42.6	44.1	43.3	44.0

		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.

Additional Information—Consolidated

(Unaudited)

(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2012	2011	% Change	2012	2011	% Change
REVENUES:
New vehicle retail sales	$1,080,710	$809,881	33.4	$1,993,305	$1,594,595	25.0

Used vehicle retail sales	456,234	353,047	29.2	871,208	676,494	28.8
Used vehicle wholesale sales	73,134	60,607	20.7	139,991	122,558	14.2

Total used	529,368	413,654	28.0	1,011,199	799,052	26.5
Parts and service	220,313	204,091	7.9	433,414	399,041	8.6
Finance and insurance	65,435	46,519	40.7	122,653	90,759	35.1

Total	$1,895,826	$1,474,145	28.6	$3,560,571	$2,883,447	23.5

GROSS MARGIN %:
New vehicle retail sales	5.9	6.7		5.9	6.1
Used vehicle retail sales	8.5	9.8		8.6	9.4
Used vehicle wholesale sales	0.4	2.8		2.2	3.4
Total used	7.4	8.8		7.7	8.5
Parts and service	53.1	52.5		52.6	52.8
Finance and insurance	100.0	100.0		100.0	100.0
Total	15.1	16.6		15.3	16.2

GROSS PROFIT:
New vehicle retail sales	$63,842	$54,264	17.7	$116,662	$97,036	20.2

Used vehicle retail sales	38,846	34,548	12.4	75,243	63,448	18.6
Used vehicle wholesale sales	323	1,667	(80.6)	3,027	4,161	(27.3)

Total used	39,169	36,215	8.2	78,270	67,609	15.8
Parts and service	116,898	107,213	9.0	228,183	210,582	8.4
Finance and insurance	65,435	46,519	40.7	122,653	90,759	35.1

Total	$285,344	$244,211	16.8	$545,768	$465,986	17.1

UNITS SOLD:
Retail new vehicles sold	32,924	24,097	36.6	60,854	48,801	24.7
Retail used vehicles sold	22,004	17,200	27.9	42,753	33,930	26.0
Wholesale used vehicles sold	11,244	8,494	32.4	21,238	17,549	21.0

Total used	33,248	25,694	29.4	63,991	51,479	24.3

AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,824	$33,609	(2.3)	$32,756	$32,676	0.2
Used vehicle retail	$20,734	$20,526	1.0	$20,378	$19,938	2.2

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,939	$2,252	(13.9)	$1,917	$1,988	(3.6)
Used vehicle retail sales	1,765	2,009	(12.1)	1,760	1,870	(5.9)
Used vehicle wholesale sales	29	196	(85.2)	143	237	(39.7)
Total used	1,178	1,409	(16.4)	1,223	1,313	(6.9)
Finance and insurance (per retail unit)	$1,191	$1,126	5.8	$1,184	$1,097	7.9

OTHER: (1)
SG&A expenses	$212,748	$183,051	16.2	$411,860	$358,935	14.7
SG&A as % revenues	11.2	12.4		11.6	12.4
SG&A as % gross profit	74.6	75.0		75.5	77.0
Operating margin %	3.4	3.7		3.3	3.3
Pretax margin %	2.5	2.7		2.4	2.2

FLOORPLAN EXPENSE:
Floorplan interest	$(7,863)	$(6,521)	20.6	$(15,482)	$(13,281)	16.6
Floorplan assistance	8,658	5,886	47.1	16,072	12,096	32.9

Net floorplan income (expense)	$795	$(635)	225.2	$590	$(1,185)	149.8

(1)

These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.

Additional Information—Same Store(1)

(Unaudited)

(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2012	2011	% Change	2012	2011	% Change
REVENUES:
New vehicle retail sales	$979,317	$806,141	21.5	$1,820,048	$1,589,794	14.5

Used vehicle retail sales	417,810	351,653	18.8	803,310	674,697	19.1
Used vehicle wholesale sales	63,212	60,542	4.4	124,427	122,478	1.6

Total used	481,022	412,195	16.7	927,737	797,175	16.4
Parts and service	206,171	203,592	1.3	404,708	397,666	1.8
Finance and insurance	60,563	46,293	30.8	113,775	90,486	25.7

Total	$1,727,073	$1,468,221	17.6	$3,266,268	$2,875,121	13.6

GROSS MARGIN %:
New vehicle retail sales	5.8	6.7		5.8	6.1
Used vehicle retail sales	8.5	9.8		8.6	9.4
Used vehicle wholesale sales	0.7	2.7		2.3	3.4
Total used	7.5	8.7		7.7	8.4
Parts and service	52.8	52.6		52.7	52.8
Finance and insurance	100.0	100.0		100.0	100.0
Total	15.2	16.6		15.5	16.2

GROSS PROFIT:
New vehicle retail sales	$57,204	$54,018	5.9	$105,967	$96,699	9.6

Used vehicle retail sales	35,545	34,327	3.5	68,949	63,179	9.1
Used vehicle wholesale sales	411	1,652	(75.1)	2,898	4,144	(30.1)

Total used	35,956	35,979	(0.1)	71,847	67,323	6.7
Parts and service	108,887	106,997	1.8	213,237	210,097	1.5
Finance and insurance	60,563	46,293	30.8	113,775	90,486	25.7

Total	$262,610	$243,287	7.9	$504,826	$464,605	8.7

UNITS SOLD:
Retail new vehicles sold	29,899	23,977	24.7	55,691	48,637	14.5

Retail used vehicles sold	20,310	17,131	18.6	39,590	33,836	17.0
Wholesale used vehicles sold	9,949	8,484	17.3	19,162	17,535	9.3

Total used	30,259	25,615	18.1	58,752	51,371	14.4

AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,754	$33,621	(2.6)	$32,681	$32,687	(0.0)
Used vehicle retail	$20,572	$20,528	0.2	$20,291	$19,940	1.8

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,913	$2,253	(15.1)	$1,903	$1,988	(4.3)
Used vehicle retail sales	1,750	2,004	(12.7)	1,742	1,867	(6.7)
Used vehicle wholesale sales	41	195	(79.0)	151	236	(36.0)
Total used	1,188	1,405	(15.4)	1,223	1,311	(6.7)
Finance and insurance (per retail unit)	$1,206	$1,126	7.1	$1,194	$1,097	8.8

OTHER: (2)
SG&A expenses	$194,490	$182,674	8.2	$379,767	$358,185	6.9
SG&A as % revenues	11.3	12.4		11.6	12.5
SG&A as % gross profit	74.1	75.1		75.2	77.1
Operating margin %	3.5	3.7		3.4	3.2

FLOORPLAN EXPENSE:
Floorplan interest	$(7,177)	$(6,450)	11.3	$(14,178)	$(13,201)	7.4
Floorplan assistance	7,827	5,866	33.4	14,473	12,066	19.9

Net floorplan income (expense)	$650	$(584)	211.3	$295	$(1,135)	126.0

(1)

Same store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same store results also include the activities of our corporate office.

(2)

These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.

Reconciliation of Certain Non-GAAP Financial Measures

(Unaudited)

(Dollars in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2012	2011	% Change	2012	2011	% Change
NET INCOME RECONCILIATION:

As reported	$28,625	$24,683	16.0	$51,742	$40,045	29.2
After-tax Adjustments:
Non-cash asset impairment charges (2)	115	85		115	225
Net gain on real estate transactions (3)	(659)	—		(659)	—
Insurance deductibles for hail storm damage (4)	1,658	—		1,658	—

Adjusted net income (1)	$29,739	$24,768	20.1	$52,856	$40,270	31.3

ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:

Adjusted net income	$29,739	$24,768	20.1	$52,856	$40,270	31.3
Less: Adjusted earnings allocated to participating securities	1,637	1,424	15.0	2,789	2,310	20.7

Adjusted net income available to diluted common shares	$28,102	$23,344	20.4	$50,067	$37,960	31.9

DILUTED INCOME PER COMMON SHARE RECONCILIATION:

As reported	$1.20	$1.03	16.5	$2.18	$1.66	31.3
After-tax Adjustments:
Non-cash asset impairment charges	0.01	—		0.01	0.01
Net gain on real estate transactions	(0.03)	—		(0.03)	—
Insurance deductibles for hail storm damage	0.07	—		0.07	—

Adjusted diluted income per share (1)	$1.25	$1.03	21.4	$2.23	$1.67	33.5

SG&A RECONCILIATION:

As reported	$214,327	$183,051	17.1	$413,439	$358,935	15.2
Pre-tax Adjustments:
Net gain on real estate transactions	1,071	—		1,071	—
Insurance deductibles for hail storm damage	(2,650)	—		(2,650)	—

Adjusted SG&A (1)	$212,748	$183,051	16.2	$411,860	$358,935	14.7

SG&A AS % REVENUES:

Unadjusted	11.3	12.4		11.6	12.4
Adjusted (1)	11.2	12.4		11.6	12.4

SG&A AS % OF GROSS PROFIT:

Unadjusted	75.1	75.0		75.8	77.0
Adjusted (1)	74.6	75.0		75.5	77.0

OPERATING MARGIN %:

Unadjusted	3.3	3.7		3.3	3.2
Adjusted (1), (5)	3.4	3.7		3.3	3.3

PRETAX MARGIN %:

Unadjusted	2.4	2.7		2.3	2.2
Adjusted (1), (5)	2.5	2.7		2.4	2.2

SAME STORE SG&A RECONCILIATION:

As reported
Pre-tax adjustments:	$197,644	$182,674	8.2	$382,921	$358,185	6.9
Loss on real estate transaction	(504)	—		(504)	—
Insurance deductibles for hail storm damage	(2,650)	—		(2,650)	—

Adjusted Same Store SG&A (1)	$194,490	$182,674	6.5	$379,767	$358,185	6.0

SAME STORE SG&A AS % REVENUES:

Unadjusted	11.4	12.4		11.7	12.5
Adjusted (1)	11.3	12.4		11.6	12.5

SAME STORE SG&A AS % OF GROSS PROFIT:

Unadjusted	75.3	75.1		75.9	77.1
Adjusted (1)	74.1	75.1		75.2	77.1

SAME STORE OPERATING MARGIN %:

Unadjusted	3.3	3.7		3.3	3.2
Adjusted (1), (6)	3.5	3.7		3.4	3.2

	Three Months Ended June 30,			Six Months Ended June 30,
	2012	2011	% Change	2012	2011	% Change
CASH FLOWS FROM OPERATING ACTIVITIES RECONCILIATION:
Net cash provided by (used in) operating activities	$(36,271)	$145,919	(124.9)	$(45,721)	$200,374	(122.8)
Change in floorplan notes payable-credit facility, excluding floorplan offset account and net acquisition and disposition related activity	79,218	(69,722)		151,581	(73,286)
Change in floorplan notes payable-manufacturer affiliates associated with net acquisition and disposition related activity	—	(22,419)		—	(26,578)

Adjusted net cash provided by operating activities (1)	$42,947	$53,778	(20.1)	$105,860	$100,510	5.3

(1)

We believe that these adjusted financial measures are relevant and useful to investors because they provide additional information regarding the performance of our operations and improve period-to-period comparability. These measures are not measures of financial performance under GAAP. Accordingly, they should not be considered as substitutes for their unadjusted counterparts, which are prepared in accordance with GAAP. Although we find these non-GAAP results useful in evaluating the performance of our business, our reliance on these measures is limited because the adjustments often have a material impact on our financial statements calculated in accordance with GAAP. Therefore, we typically use these adjusted numbers in conjunction with our GAAP results to address these limitations.

(2)

Adjustment is net of tax benefit of $72 for the three and six months ended June 30, 2012, and $57 and $139 for the three and six months ended June 30, 2011, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(3)	Adjustment is net of tax provision of $412 for the three and six months ended June 30, 2012, calculated utilizing the applicable federal and state tax rates for the adjustment.
(4)	Adjustment is net of tax benefit of $992 for the three and six months ended June 30, 2012, calculated utilizing the applicable federal and state tax rates for the adjustment.
(5)	Excludes the impact of non-cash asset impairment charges for all periods, as well as a net gain on real estate transactions and insurance deductibles for hail storm damage in 2012.
(6)

Excludes the impact of Same Store non-cash asset impairment charges of $187 for the three and six months ended June 30, 2012, and $142 and $319 for the three and six months ended June 30, 2011, respectively. In addition, this excludes the impact of Same Store loss on real estate transaction of $504 and insurance deductibles of $2,650 for both the three and six months ended June 30, 2012. Adjusted Same Store operating income was $60,786, $54,024, $110,718, and $93,410 for the periods presented respectively.